UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2024 (March 7, 2024)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 300-9865

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for 1/30th of one share of Class A common stock	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Awards to Diwakar Choubey, Richard Correia and Timmie Hong

Subject to the terms and conditions of the MoneyLion Inc. Amended and Restated Omnibus Incentive Plan (as may be amended or restated from time to time, the “Plan”) and the applicable award grant notices and agreements thereunder, on March 7, 2024, the Compensation Committee of the Board of Directors (the “Committee”) of MoneyLion Inc. (the “Company”) approved the following grants of equity awards (the “2024 LTIP Awards”) to Diwakar Choubey, Chief Executive Officer of the Company, Richard Correia, President, Chief Financial Officer and Treasurer of the Company, and Timmie Hong, Chief Product Officer of the Company (each, an “Executive”):

	2024 LTIP Awards
	RSUs	KPI PSUs (100% Target)
Diwakar Choubey	76,364	32,727
Richard Correia	50,909	21,818
Timmie Hong	25,455	10,909

The portion of the 2024 LTIP Awards that were awarded in the form of restricted stock units (“RSUs”) will vest quarterly in twelve equal installments on the 15th day of each February, May, August and November, beginning on May 15, 2024, subject to the Executive’s continued service with the Company or one of its subsidiaries through the applicable vesting date. Each RSU represents a contingent right to receive one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), upon vesting of the RSU.

The remaining portion of the 2024 LTIP Awards that were awarded in the form of performance share units (“KPI PSUs”) are subject to vesting based on the achievement of specified target key performance indicators during the year ended December 31, 2024 related to the Company’s revenue (the “Revenue Performance Goal”), customer acquisition (the “Acquisition Performance Goal”) and EBITDA (the “EBITDA Performance Goal” and collectively, the “Performance Goals”), which will be determined by the Committee, subject to the Executive’s continued service with the Company or one of its subsidiaries through the applicable vesting date. The number of KPI PSUs that may be earned with respect to each Performance Goal will range from 80% to 120% of the awarded amounts, determined by linear interpolation based on the achievement of the Performance Goal within such range. Upon the date that the Committee certifies the Company’s achievement of the applicable Performance Goals (if ever achieved), one-third of the earned KPI PSUs will vest immediately, and the remainder of the earned KPI PSUs will vest quarterly in eight equal installments on the 15th day of each February, May, August and November beginning after the date on which the Committee certifies the Company’s achievement of the Performance Goals. Each KPI PSU represents a contingent right to receive one share of Class A Common Stock upon vesting of the KPI PSU.

The summary of the 2024 LTIP Awards set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the award grant notices and agreements, the forms of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1+	Form of RSU Grant Notice (incorporated by reference to Exhibit 10.17 of MoneyLion Inc.’s Annual Report on Form 10-K (File No. 001-39346), filed with the SEC on March 16, 2023).
10.2+	Form of KPI PSU Grant Notice (incorporated by reference to Exhibit 10.18 of MoneyLion Inc.’s Annual Report on Form 10-K (File No. 001-39346), filed with the SEC on March 16, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

	By:	/s/ Richard Correia
		Name:	Richard Correia
		Title:	President, Chief Financial Officer and Treasurer

Date: March 8, 2024

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